Exhibit 99.1

Akerna Acquires Cultivation Compliance Software Company Trellis

Deal Further Solidifies Akerna as the Scaled Tech Provider in the Industry

DENVER, April 8, 2020 (GLOBE NEWSWIRE) -- Akerna (Nasdaq: KERN), a leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), will acquire cannabis cultivation management and compliance software company Trellis for $2.0 million in an all-stock deal. The deal is expected to close later this week.

“Trellis has built a great product that has attracted an impressive list of well-known California operators,” said Jessica Billingsley, CEO, Akerna. “We’re excited to be able to plug Trellis into our compliance bus, leverage our infrastructure, and profitably take Trellis into new markets where Akerna has an established presence. Trellis is an ideal fit for Akerna and delivers immediate accretive value to our shareholders.”

The acquisition is a compelling strategic fit for Akerna, expanding Akerna’s TAM into SMBs by providing a lighter-weight cultivation product. Akerna will leverage its existing product development and sales infrastructure to drive faster and more efficient growth, accelerating the conversion of Trellis’ large revenue pipeline. Over time, Trellis will also serve to funnel clients to Akerna’s enterprise offerings as they grow in size and sophistication. The transaction is expected to contribute positive cash flow and evidences Akerna’s position as the go-to buyer for cannabis technology, executing on the unique advantage of being the only Nasdaq-listed company serving the industry.

“As we looked to raise capital and continue scaling Trellis, I recognized that the environment was quickly changing and that Akerna had an enormous competitive advantage in the marketplace. We made the decision to join a winning team and I’m thrilled that Trellis is now part of Akerna,” said Pranav Sood, founder and CEO, Trellis. “With access to Akerna’s resources, we will be able to provide our clients with additional tools they need to manage their operations, including business intelligence, compliance, reporting, and access to Akerna’s ecosystem of integration partners. Joining Akerna delivers immediate benefits to Trellis’ customers and is the right choice for Trellis.”

Akerna will acquire Trellis for $2.0 million, with 100% of the consideration paid in stock priced at the 30-day volume weighted average price and no assumption of debt. The transaction price is a 1.8x multiple of 2019 revenue of $1.1 million. Trellis’ selling shareholders are entitled to contingent consideration based on net new recurring revenue generated in September 2020, paid in stock, if any.

“In the cannabis industry today, we see consolidation, operational maturation, and a lack of access to capital for smaller players all within the context of growing consumer demand -- it’s an exciting time,” said Jessica Billingsley. “Akerna is uniquely positioned to take advantage of the current environment. Our previously announced acquisition of Ample Organics remains on track and our M&A pipeline continues to grow, with target valuations that are becoming increasingly attractive as we execute on transactions like Trellis, proving our status as the go-to buyer for cannabis technology solutions.”

A presentation with more details on the transaction is available in the investor relations section of the Company’s website.

About Akerna

Akerna is a global regulatory compliance technology company. Akerna’s service offerings include MJ Platform®, Leaf Data Systems®, and solo sciences tech platform. Since its establishment in 2010, Akerna has tracked more than $18 billion in cannabis sales. Akerna is based in Denver. For more information, please visit www.akerna.com and follow us on Twitter @AkernaCorp.

About Trellis

Trellis is the developer of cannabis inventory management software designed to optimize workflows and ensure regulatory compliance. The company's inventory management platform provides tools and analytics for cultivators, manufacturers, and distributors in regulated markets. Trellis enables cannabis businesses to scale their business, while remaining compliant. For more information, visit www.trellisgrows.com.

Forward-Looking Statements

Certain statements made in this release and any accompanying statements by management are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the profitability of integrating Trellis into Akerna’s compliance bus, the ability of Akerna to leverage its existing product development and sales infrastructure to drive faster and more efficient growth, accelerating the conversion of Trellis’ large revenue pipeline, Trellis serving to funnel clients to Akerna’s more enterprise offerings, the transaction contributing positive cash flow, the impact of the acquistion for Trellis’ customers, Akerna’s future business plans, Akerna’s potential business strengths in the market and any other statements expressing the views of Akerna’s management on future business results or strategyThese forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify, complete and integrate acquisitions, including Trellis, and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Akerna Media Relations D. Nikki Wheeler Nikki.Wheeler@Akerna.com 303-514-2012	Akerna Investor Relations Jason Assad JAssad@akerna.com 678-570-6791